MELLON INVESTOR SERVICES
                                STOCK POWER FORM


FOR VALUE RECEIVED, I/WE HEREBY
SELL, ASSIGN AND TRANSFER TO (1):  _____________________________________________
                                   SOCIAL SECURITY # OR TAX I.D. # OF NEW OWNER.

(2)_____________________________________________________________________________
   PRINT/TYPE ALL NAMES & ADDRESS OF NEW OWNERS, INDICATE IF JOINT, TRUST OR CUSTODIAN ACCOUNT

   _____________________________________________________________________________

   _____________________________________________________________________________
         City                               State             Zip Code

TRANSFER  (3)  _______________________  CERTIFICATE  SHARES  REPRESENTED  BY THE
ENCLOSED  CERTIFICATE   NUMBER(S)  (4)   _____________________________,   AND/OR
(5)__________________ BOOK-ENTRY SHARES (INCLUDING SHARES HELD FOR YOU IN A DIVIDEND REINVESTMENT OR OTHER PLAN).

REGISTERED TO (6) ______________________________________________________________

ACCOUNT NUMBER (7) _____________________________________________________________

THE UNDERSIGNED DOES (DO) HEREBY IRREVOCABLY CONSTITUTE AND APPOINT MELLON INVESTOR SERVICES ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF _______________________________ WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
        Company Name

SIGNATURE(S) OF REGISTERED OWNERS:  Please sign as name appears on registration.
Joint  owners   should  each  sign.   When   signing  as   attorney,   executor,
administrator, trustee or guardian, please give full title of such.


(8)__________________________________      Date:________________________________
   Signature of registered holder
   or authorized representative:


   __________________________________      Telephone:___________________________
   Signature of Joint Owner                                Daytime number

AFFIX MEDALLION SIGNATURE GUARANTEE by a financial institution enrolled in an approved Medallion Program pursuant to S.E.C. Rule 17Ad-15.

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PDX/112816/141153/DLH/1423623.1